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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

       Date of Report (Date of Earliest Event Reported): February 14, 2000


                             THE GRAND UNION COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


            0-26602                                     22-1518276
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    (Commission File Number)                (I.R.S. Employer Identification No.)


201 WILLOWBROOK BOULEVARD
WAYNE, NEW JERSEY                                                   07470
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(Address of Principal Executive offices)                          (Zip Code)


                                 (973) 890-6000
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               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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NY2:\878022\01\$TH$01!.DOC\50318.0005

ITEM 5.       OTHER EVENTS

                     On February 14, 2000, the Registrant issued a press release disclosing certain changes to the Registrant's management and Board of Directors. The press release, which is filed as Exhibit 99.1 to this Form 8-K and hereby incorporated by reference, contains a more complete description of such events.




ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibit No.                                  Exhibit
-----------                                  -------

  99.1 Press Release, dated February 14, 2000, announcing changes to the Registrant's management and Board of Directors.












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
                                    SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               The Grand Union Company

Date: February 14, 2000.                       By: /s/ Glenn J. Smith
                                                   ----------------------------
                                                   Glenn J. Smith
                                                   Senior Vice President
















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
                                  EXHIBIT INDEX


Exhibit No.                                Exhibit
-----------                                -------

   99.1 Press Release, dated February 14, 2000, announcing changes to the Registrant's management and Board of Directors.















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